Convertible Debenture And Warrant Purchase Agreement By And Among
Lampton Inc. (The "Purchaser") And Crys-Tel Telecommunications.com, Inc.


             CONVERTIBLE DEBENTURE AND WARRANT PURCHASE AGREEMENT

                                 By and Among

                                 LAMPTON INC.

                               (the "Purchaser")

                                     and

                    CRYS-TEL TELECOMMUNICATIONS.COM, INC.

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                           Dated as of April 6, 1999

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                              TABLE OF CONTENTS

Article I          Certain Definitions                                  1
Article II         Purchase of Debentures                               3
Article III        Representations and Warranties                       4
Article IV         Other Agreements of the Parties                      8
Article V          Conditions Precedent to Closing                     12
Article VI         Termination                                         14
Article VII        Legal Fees                                          15
Article VIII       Miscellaneous                                       15

Exhibit A          Convertible Debenture
Exhibit B          Conversion Procedures
Exhibit C          Warrant
Exhibit D          Escrow Agreement
Exhibit E          Power of Attorney

Schedule           List of Purchasers and Warrant Holders
Schedule 2.1 (c)   Term Sheet
Schedule 3.1 (a)   Subsidiaries
Schedule 3.1 (c)   Capitalization
Schedule 3.1 (f)   Required Consents and Approvals
Schedule 3.1 (9)   Litigation
Schedule 3.1 (1)   Prior Sales of Securities under Rule 504

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CONVERTIBLE DEBENTURE PURCHASE AGREEMENT dated as of April 6, 1999 (this
"Agreement'), by and among Crys-Tel Telecommunications.com, Inc., a Florida corporation (the "Company'), and the purchasers listed on Schedule I attached hereto (each individually, the "Purchaser" and collectively, the "Purchasers").

WHEREAS, the Company desires to issue and sell to the Purchaser and the Purchaser desire to acquire certain of the Company's 0% Convertible Debentures, due April 5, 2004 (the "Convertible Debentures").

IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1. Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

"Affiliate," means, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities by contract or otherwise.

"Business Day " means any day except Saturday, Sunday and any day, which is a legal holiday, or a day on which banking institutions in the state of New York are authorized or required by law or other government actions to close, between the hours of 9:30 a.m. and 6:00 p.m. New York Time.

"Carey" means J.P. Carey, Inc., with its offices at 3343 Peachtree Road, Suite 500, Atlanta, Georgia 30326.

"Closing" shall have the meaning set forth in Section 2.1 01.

"Closing Date" shall mean the date of Closing, as set forth in Section 2.1 (b).

"Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder as in effect on the date hereof

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Company's common stock, par value $.001 per

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"Debentures" means the 0% Convertible Debentures of the Company, due
April 5 2004, an example of which is attached hereto as Exhibit A.

"Disclosure Documents" means the disclosure package delivered to the Purchaser in connection with the offering by the Company of the Debentures and the Schedules to this Agreement furnished by or on behalf of the Company pursuant to Section 3.1.

"Escrow Agent" means the firm which holds the common shares in escrow, herein the firm of Kaplan, Gottbetter & Levenson, LLP, 6 3 0 Third Avenue, 5th Floor, New York, NY 100 1 7; Tel: 212983-0532; Fax: 212-983-9210.

"Exchange Act" means the Securities Exchange Act of 19 3 4, as amended.

"Lien" means, with respect to any asset, any mortgage, lien, pledge, encumbrance, charge or security interest of any kind in or on such asset or the revenues or income thereon or therefrom.

"Material Adverse Effect" shall have the meaning set forth in Section 3.1

"NASD" means the National Association of Securities Dealers, Inc.

"Per Share Consideration" shall have the meaning set forth in Section 2.1

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, Joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

"Purchase Price" shall have the meaning set forth in Section 2.1

"Required Approvals" shall have the meaning set forth in Section 3.1

"Securities Act" means the Securities Act of 1933, as amended.

"Subsidiaries" shall have the meaning set forth in Section 3.1 (a).

"Underlying Shares," means the shares of Common Stock into which the Debentures are convertible in accordance with the terms hereof and the Debenture, and the shares of Common Stock for which the Warrants can be exercised in accordance with the terms hereof and the Warrant.

"Warrants" means the common stock purchase warrants issued to GEM Limited and/or its assigns as part of its compensation, an example of which is attached hereto as Exhibit C.

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ARTICLE II
PURCHASE OF DEBENTURES

Section 2.1. Purchase of Debentures; Closing

(a) Subject to the terms and conditions herein set forth, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company on the Closing Date the number of Debentures listed opposite the Purchaser's name on Schedule 1, which shall have the respective rights, preferences and privileges set forth in Exhibit A (the "Debenture"), at a price per Debenture of US $1,000.00 (the "Per Debenture Consideration"). The Per Debenture Consideration multiplied by the number of Debentures to be purchased by the Purchaser hereunder is hereinafter referred to as the "Purchase Price." The total principal amount of Debentures to be purchased by the Purchasers and the total Purchase Price shall be $ 333,000.

(b) The closing of the purchase and sale of the Debentures (the "Closing) shall take place at the offices of the Escrow Agent, Kaplan, Gottbetter & Levenson, LLP, immediately following the execution hereof, or at such other time and/or place as the Purchaser and the Company may agree, provided, however, in no case shall the Closing take place later than the fifth day after the last of the conditions listed in Article V is satisfied or waived by the appropriate party. The date of the Closing is hereinafter referred to as the "Closing Date".

(c) At the Closing, (I) the Company shall deliver to the Purchaser (A) one or more Debentures purchased hereunder, registered in the name of the Purchaser, (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Company pursuant to this Agreement, and
(II) the Purchaser shall deliver to the Company (A) the Purchase Price as determined pursuant to this Article I in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company prior to the Closing and (B) all documents, instruments and writings required to have been delivered at or prior to Closing by the Purchaser pursuant to this Agreement. At this time, the Company shall also deliver to GEM Limited, or its assigns, the Warrants pursuant to the term sheet (the "Term Sheet") dated April 1, 1999, between Carey and the Company, attached hereto as
Schedule 2.1 (c).

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ARTICLE III
REPRESENTATIONS AND WARRANTIES

3. 1. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

(a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing wider the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 3.1 (a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each Jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, or (b) the Purchaser's rights under this Agreement, the Escrow Agreement, the Debenture and the Warrants (a "Material Adverse Effect").

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c) Capitalization. The authorized, issued and outstanding capital stock of the Company and each of the Subsidiaries is set forth in Schedule 3.1 (c). No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in the Disclosure Documents, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents.

(d) Issuance of Debentures. The Debentures have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable in accordance with their terms. The Company has and at all times while the Debentures are outstanding will maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Debentures. When issued in accordance with the terms hereof and the Debentures, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable.

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(e)     No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (1) conflict with or violate any provision of its certificate of incorporation or bylaws or
(ii) subject to obtaining the consents referred to in Section 3 -I (f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, or decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses
(ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations, which, individually or in the aggregate, do not have a Material Adverse Effect.

(f)     Consents and Approvals. Except as specifically set forth in
Schedule 3.1(f) neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than the making of the applicable blue-sky filings under state securities laws, and other than, in all cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, would not materially impair or delay the ability of the Company to effect the Closing and deliver to the Purchaser the Debentures free and clear of all Liens (collectively, the "Required Approval's.

(g)     Litigation; Proceedings. Except as specifically disclosed in
Schedule 3.I (g) there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, State, county, local or foreign) which
(i) relates to or challenges the legality, validity or enforceability of this Agreement or the Debentures (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Company to perform fully on a timely basis its obligations under this Agreement.

(h) No Default or Violation. Neither the Company nor any Subsidiary (1) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

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(i)     Certain Fees. No fees or commission will be payable by the Company to any investment banker or bank with respect to the consummation of the transactions contemplated hereby, except for a ten percent (10%) fee paid to Carey as a consulting fee.

(j) Disclosure Documents. The Disclosure Documents do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(k) Non-Registered Offering. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Debentures under the Securities Act) which might subject the offering, issuance or sale of the Debentures to the registration requirements of Section 5 of the Securities Act.

(l) Not a Reporting Company; Eligibility to use Exemption under 504(b). The Company is not subject to the reporting requirements of Section I 3 or Section 15 (d) of the Exchange Act. The Company has not sold any securities tinder Rule 504(b) in the last twelve months, except as disclosed in Schedule 3.I (I). The Company is eligible to issue securities exempt from registration pursuant to Rule 504 of Regulation D promulgated under the Securities Act.

Section 3.2. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

(a) Organization; Authority. The Purchaser is a Corporation duly and validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The purchase of the Debentures by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement has been duly executed and delivered by the Purchaser or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

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(b)     Investment Intent. The Purchaser is acquiring the Debentures and the
Underlying Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Debentures or Underlying Shares or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement, at all times to sell or I otherwise dispose of all or any part of such Debentures or Underlying Shares in compliance with applicable State securities laws and under an exemption from registration under Rule 504 of the Securities Act.

(c) Purchaser Status. At the time the Purchaser was offered the Debentures, it was, and at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501 (a) under the Securities Act.

(d) Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debentures, and has so evaluated the merits and risks of such investment.

(e) Ability of Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Debentures and, at the present time, is able to afford a complete loss of such investment.

(f) Prohibited Transactions. The Debentures to be purchased by the Purchaser are not being acquired, directly or indirectly, with the assets of any "employee benefit plan", within the meaning of Section 3 (3) of the Employee Retirement Income Security Act of 1974, as amended.

(g) Access to Information. The Purchaser acknowledges receipt of the Disclosure Documents and further acknowledges that it has been afforded (1) the opportunity to ask such questions as it ' has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Debentures and the merits and risks of investing in the Debentures; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Common Stock; and (ill) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Debentures and to verify the accuracy and completeness of the information contained in the Disclosure Documents.

(h) Reliance. The Purchaser understands and acknowledges that (i) the Debentures are being offered and sold, and the Underlying Shares are being offered, to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

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The Company acknowledges and agrees that the Purchaser makes no representation or warranty with respect to the transactions contemplated hereby other than those specifically set forth in Article III herein.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

Section 4.1. Manner of Offering. The Debentures and Warrants are being issued pursuant to Rule 504(b) of Regulation D of the Securities Act of I933. The Debentures, Warrants and the Underlying Shares will be exempt from restrictions on transfer, and will carry no restrictive legend. The Company will use its best efforts to insure that no actions are taken that would jeopardize the availability of the exemption from registration under Rule 504(b) for the Debentures, the Warrants and the Underlying Shares.

Section 4.2. Furnishing of Information. As long as the Purchaser owns Debentures, the Warrants or Underlying Shares, the Company will promptly furnish to it all annual and quarterly reports comparable to those required by
Section 1 3 (a) or 1 5 (d) of the Exchange Act.

Section 4.3. Notice of Certain Events. The Company shall (i) advise the Purchaser promptly after obtaining knowledge thereof, and, d requested by the Purchaser, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Debentures or the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or
(B) any event that makes any statement of a material fact made in the Disclosure Documents untrue or that requires the making of any additions to or changes in the Disclosure Documents in order to make the statements therein, in the light of the circumstances under which they are made, not misleading,
(ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Debentures or the Common Stock tinder any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Debentures or the Common Stock tinder any such laws, use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

Section 4.4. Copies and Use of Disclosure Documents. The Company shall furnish the Purchaser, without charge, as many copies of the Disclosure Documents, and any amendments or supplements thereto, as the Purchaser may reasonably request. The Company consents to the use of the Disclosure Documents, and any amendments and supplements thereto, by the Purchaser in connection with resales of the Debentures or the Underlying Shares other than pursuant to an effective registration statement.

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Section 4.5. Modification to Disclosure Documents. If any event shall occur as a result of which, in the reasonable judgment of the Company or the Purchaser, it becomes necessary or advisable to amend or supplement the Disclosure Documents in order to make the statements therein, in the light of the circumstances at the time the Disclosure Documents were delivered to the Purchaser, not misleading, or if it is necessary to amend or supplement the Disclosure Documents to comply with applicable law, the Company shall promptly prepare an appropriate amendment or supplement to the Disclosure Documents (in form and substance reasonably satisfactory to both the Purchaser and Company) so that (i) as so amended or supplemented the Disclosure Documents will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to Purchaser, not misleading and (ii) the Disclosure Documents will comply with applicable law.

Section 4.6. Blue Sky Laws. The Company shall cooperate with the Purchaser in connection with the qualification of the Debentures, the Warrants and the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and to continue such qualification at all times through the fifth anniversary of the Closing Date; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified.

Section 4.7 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Debentures, the Warrants or the Underlying Shares in a manner that would require the registration under the Securities Act of the sale of the Debentures, the Warrants or Underlying Shares to the Purchaser.

Section 4.8 Furnishing of Rule 144A Materials. The Company shall, for so long as any of the Debentures, the Warrants or Underlying Shares remain outstanding and during any period in which it is not subject to Section 1 3 or 1 5 (d) of the Exchange Act, make available to any registered holder of Debentures, the Warrants or Underlying Shares in connection with any sale thereof and any prospective purchaser of such Debentures, Warrants or Underlying Shares from such Person, the following information in accordance with Rule I44A (d)(4) under the Securities Act: a brief statement of the nature of the business of the Company and the products and services it offers and the Company's most recent audited balance sheet and profit and loss and retained earnings statements, and similar audited financial statements for such part of the two preceding fiscal years as the Company has been in operation.

Section 4.9 Solicitation Materials. The Company shall not (i) distribute any offering materials in connection with the offering and sale of the Debentures, the Warrants or Underlying Shares other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or
(ii) solicit any offer to buy or sell the Debentures, the Warrants or Underlying Shares by means of any form of general solicitation or advertising.

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Section 4.10 Subsequent Financial Statements. The Company shall furnish to the
Purchaser, promptly after they are filed with the Commission, a copy of all financial statements for any period subsequent to the period covered by the financial statements included in the Disclosure Documents.

Section 4.11 Prohibition on Certain Actions. From the date hereof through the Closing Date, the Company shall not and shall cause the Subsidiaries not to, without the consent of the Purchaser, (i) amend its Certificate of Incorporation, bylaws or other charter documents so as to adversely affect any rights of the Purchaser; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (IV) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing.

Section 4.12. Listing Y, of Underlying Shares. The Company shall use its best efforts to maintain the quote for its common stock on the NASD OTC Electronic Bulletin Board (or listing on a national securities exchange or market on which the Common Stock is listed) during the period that the Debentures may be converted hereunder by the Purchaser or the Warrants may be exercised, and shall provide to the Purchaser evidence of such listing.

Section 4.13. Conversion Procedures. Exhibit B attached hereto and made a part hereof sets forth the procedures with respect to the conversion of the Debentures, including the forms of Notice of Conversion to be provided upon conversion, instructions as to the procedures for conversion, the form of legal opinion, if necessary, that shall be rendered to the Company and such other information and instructions as may be reasonably necessary to enable the Purchaser to exercise its right of conversion smoothly and expeditiously.

Section 4.14 Registration of Underlying! Shares. So long as any Warrants remain unexercised or Debentures remain outstanding, the Company agrees not to file a registration statement with the Commission, without first having registered the Underlying Shares for resale with the SEC and for resale in such states of the United States as the Holders thereof (or the Holders of the Debentures) shall reasonably request. If the Company shall propose to file with the SEC any registration statement other than a Form of which would cause, or have the effect of causing, the Company to become subject to the reporting requirements of Section 13 or 15(4) of the Exchange Act (a "Reporting Issuer") or to take any other action the effect of which would be to cause the Underlying Shares to be issued upon conversion of any then outstanding Debentures to be restricted securities or cause the Underlying Shares to be issued upon exercise of any then outstanding Warrants to be restricted securities (as such term is defined in Section 144 promulgated under the Securities Act), the Company agrees to give written notification of such to the Holders of the Debentures or the Warrants then outstanding at least two weeks prior to such filing or taking of the proposed action. If any Debentures or Warrants are outstanding at the end of such notice period, the Company agrees to file a registration statement on Form S-I or SB-2, or such other form of registration statement in which the Underlying Shares may be included, and to include in such registration statement the Underlying Shares issuable upon conversion of any then outstanding Debentures or the exercise of any then outstanding Warrants so as to permit the public resale thereof. All costs and expenses of registration shall be borne by the Company.

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Notwithstanding the foregoing, if the Company for any reason shall become a
Reporting Issuer, or shall have taken any action the effect of which would be to cause the Underlying Shares to be issued upon conversion of any then outstanding Debentures or the exercise of any then outstanding Warrants to be restricted securities (as such term is defined in Rule 144 promulgated under the Securities Act), the Company agrees to immediately file with the SEC and cause to become effective a registration statement which would permit the public resale of such Underlying Shares in such states of the United States as the Holders thereof shall reasonably request. All costs and expenses of such registration and related Blue-Sky filings shall be borne by the Company.

Section 4.15 Escrow. The Company agrees to enter into the escrow agreement attached hereto and made part hereof as Exhibit D (the "Escrow Agreement"), and to issue into said Escrow certificates to be held by the Escrow Agent (as defined in the Escrow Agreement), registered in the names of the Purchasers and without any restrictive legend of any kind, pursuant to the terms of such Escrow Agreement, rounded up to the nearest even 10,000 shares. Such certificates shall be in denominations of 10,000 shares.

Section 4.16 Attorney-in-Fact. To effectuate the terms and provisions of this Agreement, the Escrow Agreement, the Debenture and the Warrants, the Company hereby designates and appoints the Escrow Agent and each of its designees or agents as attorney-in-fact of the Company, irrevocably and with power of substitution, with authority to carry out any acts and things necessary or advisable in the sole discretion of the Escrow Agent to carry out and enforce this Agreement, the Escrow Agreement, the Debenture and the Warrants, as is further evidenced by to Exhibit E attached hereto. All acts done under the foregoing authorization are hereby ratified and approved and neither the Escrow Agent nor any designee or agent thereof shall be liable for any acts of commission or omission, for nay error of judgment or for any mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any amount of Debenture remains unpaid, any amount of the Warrants remain unexercised or any portion of this Agreement or the Escrow Agreement remains unsatisfied.

Section 4.17 Changes to Rule 504. If any shares of Common Stock required to be reserved for purposes of conversion of the Debenture or exercise of the Warrants hereunder require registration with or approval of any governmental authority under any federal (including by not limited to the Act or similar federal statute than in force) or state law, or listing on any national securities exchange, before such shares may be issued upon conversion or exercise without any restriction on the resale or transfer of the Underlying Shares, for reasons including by not limited to a material change in Rule 504 of Regulation D promulgated under the Act, the Company will, at its expense, as expeditiously as possible cause such shares to be duly registered or approved or listed on the relevant national securities exchange, as the case may be. Shares of Common Stock issued upon conversion of the Debenture or exercise of the Warrants shall be registered by the Company under the Act if required by
Section 4.14 and subject to the conditions stated therein.

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

ARTICLE V

CONDITIONS PRECEDENT TO CLOSING

Section 5.1. Conditions Precedent to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Debentures is subject to the satisfaction or waiver by the Purchaser, at or prior to the Closing, of each of the following conditions:

(a) The Purchaser shall have received the legal opinion, addressed to and dated the Closing Date of the Counsel for the Company. Such legal opinion shall address the Company's authority to enter into this Agreement and the availability of Rule 504 to the offer and sale of the Debentures, the Warrants and the Underlying Shares;

(b) Accuracy of Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

(c) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

(d) No Material Adverse Effect. Since the date of the financial statements included in the Company's Disclosure Documents, no event, which had a Material Adverse Effect, shall have occurred which is not disclosed in the Disclosure Documents;

(e) No Prohibitions. The purchase of and payment for the Debentures (and upon conversion thereof, the Underlying Shares) hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Purchaser to any penalty, or in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Purchaser of the purchase of the Debentures or the Underlying Shares (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement);

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

(f) Company Certificates. The Purchaser shall have received a certificate, dated the Closing Date, signed by the Secretary or an Assistant Secretary of the Company and certifying (i) that attached thereto is a true, correct and complete copy of (A) the Company's Certificate of Incorporation, as amended to the date thereof, (B) the Company's by-laws, as amended to the date thereof,
(C) resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement, the issuance and sale of the Debentures, Warrants and the Underlying Shares and the appointment of the Attorney-in-Fact pursuant to Section 4.16, and (D) a certificate of good standing from the Secretary of State of Nevada and (ii) the incumbency of officers executing this Agreement;

(g) No Suspensions of Trading in Common Stock. Trading in the Common Stock shall not have been suspended by the Commission or the NASD or other exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

(h)     Required Approvals. All Required Approvals shall have been obtained;

(i) Delivery of Debentures. The Company shall have delivered to the Escrow Agent the certificate(s) representing the Debentures, registered in the name of the Purchaser, each in form satisfactory to the Purchaser; and

(j) Power of Attorney. The Escrow Agent shall have received a power of attorney executed on behalf of the Company pursuant to Section 4.16.

Section 5.2. Conditions Precedent to Obligations of the company. The obligation of the Company to issue and sell the Debentures hereunder is subject to the satisfaction or waiver by the Company, at or to the Closing, of each of the following conditions:

(a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date);

(b) Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(c) No Prohibitions. The sale of the Debentures (and upon conversion thereof, the Underlying Shares) hereunder (i) shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation and (ii) shall not subject the Company to any penalty, or in its reasonable judgment, any other onerous condition under or pursuant to any applicable law or governmental regulation that would materially reduce the benefits to the Company of the sale of Debentures or the Underlying Shares to the Purchaser (provided, however, that such regulation, law or onerous condition was not in effect in such form at the date of this Agreement).

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

ARTICLE VI
TERMINATION

Section 6.1. Termination by Mutual Consent. This Agreement may be terminated at any time prior to Closing by the mutual consent of the Company and the Purchaser.

Section 6.2. Termination by the Company or the Purchaser. This Agreement may be terminated prior to Closing by either the Company or the Purchaser, by giving written notice of such termination to the other party, if:

(a) the Closing shall not have occurred by April 6, 1999; provided that the terminating party is not then in material breach of its obligations under this Agreement in any manner that shall have caused the failure referred to in this paragraph (a);

(b) there shall be in effect any statute, rule, law or regulation that prohibits the consummation of the Closing or if the consummation of the Closing would violate any non-appeal able final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

(c) there shall have been an amendment to Regulation D or an interpretive release promulgated or issued thereunder, which, in the reasonable judgment of the terminating party, would materially adversely affect the transactions contemplated hereby.

Section 6.3. Termination by the Company. This Agreement may be terminated prior to Closing by the Company, by giving written notice of such termination to the Purchaser, if the Purchaser has materially breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five (5) business days following receipt by the Purchaser of notice of such breach.

Section 6.4. Termination by the Purchaser. This Agreement may be terminated prior to Closing by the Purchaser, by giving written notice of such termination to the Company, if-

(a) the Company has breached any representation, warranty, covenant or agreement contained in this Agreement and such breach is not cured within five
(5) business days following receipt by the Company of notice of such breach;

(b) there has occurred an event since the date of the financial statements included in the Company's disclosure documents which could reasonably be expected to have a Material Adverse Effect and which is not disclosed in the Disclosure Documents; or

(c) Trading in the Common Stock has been suspended by the Commission or the NASD or other exchange or market on which the Common Stock is listed or quoted (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

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

ARTICLE VII
LEGAL FEES

In the event any Party commences a legal action to enforce its rights under this Agreement, the Debentures, the Warrants or the Escrow Agreement, the non-prevailing party shall pay all reasonable costs and expenses (including reasonable attorney's fees) incurred in enforcing such rights.

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

ARTICLE VIII
MISCELLANEOUS

Section 8.1. Fees and Expenses. Except as set forth above, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay the fees of the Escrow Agent and all stamp and other taxes and duties levied in connection with the issuance of the Debentures (and upon conversion thereof, the Underlying Shares) pursuant hereto. The Purchaser shall be responsible for its own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall pay (1) all costs, expenses, fees and all taxes incident to and in connection with: (A) the preparation, printing and distribution of the Disclosure Documents and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith (B) the issuance and delivery of the Debentures and, upon conversion thereof, the Underlying Shares, (C) the qualification of the Debentures and, upon conversion thereof, the Underlying Shares for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Purchasers' counsel relating to such registration or qualification),
(D) furnishing such copies of the Disclosure Documents and all amendments and supplements thereto, as may reasonably be requested for use in connection, with resales of the Debentures and, upon conversion thereof, the Underlying Shares, and (E) the preparation of certificates for the Debentures and, upon conversion thereof, the Underlying Shares (including, without limitation, printing and engraving thereof), (ii) all fees and expenses of the counsel and accountants of the Company and (iii) all expenses and listing fees on Securities Exchanges, if any.

Section 8.2. Entire Agreement; Amendments. This Agreement, together with the Exhibits, Annexes and Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

Section 8.3. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been made upon facsimile (with transmission confirmation report) at the number designated below (if delivered on a Business Day during normal business hours where such notice is to be received) I or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) whichever shall first occur. The addresses for such communications shall be-.

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

If to the Company:     Edward Yau, President
                       Crys-Tel Telecommunications.com, Inc.
                       820-1 I40 West Pender Street
                       Vancouver, BC
                       Canada V6E 4G I
                       Tel:     (604) 662-3667
                       Fax:     (604) 662-3734

With copies to:        Kennan E. Kader, Esq.
                       _________________________
                       _________________________
                       Tel:     (619) 232-6545
                       Fax:     (619) 236-8182

     If to the Purchasers -

See Schedule I - Schedule of Purchasers (attached hereto)

With copies to:        Adam S. Gottbetter
                       Kaplan Gottbetter & Levenson, LLP 630 Third Avenue
                       630 Third Avenue
                       New York, NY 10017
                       Tel:     212-983-0532
                       Fax:     212-983-9210

or such other address as may be designated in writing hereafter, in the same manner, by such person.

Section 8.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

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

Section 8.5. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Purchaser f the may assign this Agreement or any rights or obligations hereunder without the prior written consent o other. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

Section 8.7. No Third Party Beneficiaries. This Agreement is intended for the benefit of the benefit of the parties and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 8.8. Governing Law. This Agreement shall be governed by and construed and enforced le of co ' In accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Agreement or any of its exhibits shall be exclusively brought in the state and/or federal courts in the State and County of New York.

Section 8.9. Survival. The representations and warranties of the Company and the Purchaser contained in Article III and the agreements and covenants of the parties contained in Article IV and this Article VIII shall survive the Closing (or any earlier termination of this Agreement).

Section 8.10. Counter Signatures This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

Section 8.11. Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or other-wise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

Section 8.12. Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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

Section 8.13. Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under this Agreement and the Company will be entitled to specific performance of the obligations of the Purchaser hereunder with respect to the subsequent transfer of Debentures and the Underlying Shares. Each of the Company and the Purchaser agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 8.14. Conditions Subsequent. The Company agrees that within five (5) business days after the Closing Date, it will deliver any and all documents, legal opinion and share certificates required under this Agreement, the Escrow Agreement, the Debenture and the Warrants, which documents are incorporated herein by reference, which were not delivered at Closing, Upon receipt of all the documents, legal opinion and share certificates, the Escrow Agent will release the Purchase Price less all applicable fees and disbursements to the Company. In the event that the Company fails to deliver such documents and share certificates, the transactions contemplated hereunder will be cancelled.

[SIGNATURE PAGE FOLLOWS]

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

Company:
                                       CRYS-TEL TELECOMMUNICATIONS.COM, INC.

                                            By:_____________________________
                                            Name: Edward Yau
                                            Title: President

                                       Purchasers:
                                       LAMPTON, INC.

                                            By:_____________________________
                                            Name:
                                            Title:

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

Exhibit B

Conversion Procedures

1. Holder shall execute Holder Notice of Conversion in the form attached to the Debenture as Exhibit A.

2. Holder shall send by fax the Holder Notice of Conversion to the Escrow Agent by 4.00 p.m. New York Time on the date of the Conversion. The Escrow Agent shall send by fax the Holder Notice of Conversion to the Company by the end of the Business Day.

3. Holder shall send the original Debenture and Holder Notice of Conversion to the Escrow Agent, along with a fee of $350, with instructions regarding names and amount of certificates for the issuance of the Underlying Shares, and instructions as to the reissuance of the balance of the Debentures, if conversion is not in full.

4. Company will issue the new Debentures (if any) and will send such new Debentures by overnight courier within five (5) business days to the Escrow Agent. The Escrow Agent shall send the Common Shares to the Holder per his instructions within two business days of receipt of the Notice of Conversion and will send the new Debentures (if any) to the Holder upon receipt.

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

KAPLAN GOTTBETTER & LEVENSON, LLP

ATTORNEYS AT LAW
630 THIRD AVENUE                                             NEW JERSEY OFFICE
NEW YORK, NEW YORK 10017-6705   --------------               2237 LEMOIN AVENUE
TEL: (212) 983-0532         E-MAIL KG&L@KGLLAW.COM           FORT LEE, NJ 07024
FAX: (212)983-9210                                           TEL:(201) 947-4005
                                                             FAX:(201) 947-5812


April 9, 1999

Via Federal Express (604) 662-3667

Mr. Michael Hanson
Cry-Tel Telecommunications Inc.
#820-1140 West Pender Street
Vancouver, BC
Canada V6E 4G1

Re: Purchase and Sale of)% $333,000 Convertible Debentures Of Cry-Tel Telecommunications Inc.

Dear Mike:

In connection with the captioned transaction, which closed on April 6, 1999, I am enclosing Herewith the escrow agreement which needs to be re-executed by Edward Yau. Please return the signed original to me.

Please call me if you have any questions

Very truly yours:

Kaplan Gottbetter & Levenson


Susan M. Cohen

encl.

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

SCHEDULE I


  Purchaser                   Full Amount of             Number of Shares
Name & Address                  Debenture                   In Escrow
--------------                --------------             ----------------
Lampton, Inc.                   $ 333,000                   1,200,000
P.O. Box 35411
Jerusalem, Israel
Phone:  972-52-93901


 Warrant Holder               Full Number of             Number of Shares
Name and Address                Warrants                    in Escrow
--------------                --------------             ----------------
Lampton, Inc.                   $400,000                      400,000
P.O. Box 35411
Jerusalem, Israel
Phone: 972-52-93901

J.P. Carey                       200,000                      200,000
3343 Peachtree Road
Suite 500
Atlanta, Georgia 30326
Phone: 404-816-5339
Fax:   404-816-6268

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

ESCROW AGREEMENT

ESCROW AGREEMENT (this "Agreement"), dated as of April 6, 1999, by and among CRYS-TEL Telecommunications.com, Inc., a Florida corporation (the "Company"), Kaplan Gottbetter & Levenson, LLP (the "Escrow Agent") and the parties who have executed this Agreement as the Purchaser on the last page hereof (individually, the "Purchaser" and collectively, the "Purchasers") and J.P. Carey, Inc. ("Carey").

Recitals

A. Simultaneously with the execution of this Agreement, the Purchasers have entered into a Convertible Debenture and Warrant Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") incorporated herein by reference, pursuant to which the Purchasers have agreed to purchase certain debentures (the "Debentures") of the Company.

B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the Purchase Price (as defined in the Purchase Agreement) to be paid for the Debentures and the delivery of one or more debentures representing the Debentures registered in the names of the Purchasers as set forth in the Purchase Agreement (the "Debentures" and, together with the Ancillary Closing Documents (as defined below), of one or more warrants representing the Warrants registered in the name of the Purchasers and Carey or their assigns as set forth in the Purchase Agreement (the "Warrants") and with respect to shares to be issued by the Company in respect of conversion of the Debentures or the exercise of the Warrants, (the Purchase Agreement, Debenture, Ancillary Closing Documents and Warrants collectively, referred to as the "Consideration").

C. Upon the closing of the transaction contemplated by the Purchase Agreement (the "Closing") and the occurrence of an event described in Section 2 below, the Escrow Agent shall cause the distribution of the Purchase Price, Ancillary Closing Documents, the Debentures and the Warrants in accordance with the terms of this Agreement.

D. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

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

NOW, THEREFORE, IT IS AGREED:
1.      Deposit of Consideration.

(a) Upon execution of this Agreement the Purchasers shall deposit with the Escrow Agent a copy of the Purchase Agreement, and this Escrow Agreement or a counterpart thereof, each executed by the Purchasers, and the Purchase Price. Upon execution of this Agreement The Company shall deliver to the Escrow Agent
(i) the Purchase Agreement or a counterpart thereof signed by the Company,
(ii) this Escrow Agreement or a counterpart thereof signed by the Company,
(iii) certificates (in denominate s previously given to the Company's transfer agent and free of any restrictive legends) registered in the names of the Purchasers, as set forth in Schedule I to the Purchase Agreement, representing a number of common shares of the Company equal to One Million Two Hundred Thousand (1,200,000), held for the purpose of honoring conversions by the Purchasers of the Debentures (the "Debenture Escrow Shares"), rounded up to the nearest Ten Thousand (10,000) shares, (iv) the Debentures, registered in the names of the Purchasers, (v) Common Stock Purchase Warrants, for the purchase of Two Hundred Thousand (200,000) shares at an exercise price of $.001 per share, registered in the name of the Purchaser or its assigns, (vi) Common Stock Purchase Warrants for the purchase of One Hundred Thousand (100,000) shares, at an exercise price of $.001 per share, registered in the name of Carey or its assigns, (vii) two (2) Common Stock Purchase Warrants for the purchase of One Hundred Thousand (100,000) shares each, at an exercise price of $1.00 per share and $2.50 per share, respectively, registered in the name of the Purchaser or its assigns; (viii) Common Stock Purchase Warrants for the purchase of One Hundred Thousand (100,000) shares, at an exercise price of $1.45 per share registered in the name of Carey or its assigns; (ix) stock certificates (in denominations of 10,000 shares each, free of any restrictive legends) registered in the respective names of the Purchaser, Carey or their assigns representing a number of common shares of the Company equal to Three Hundred Thousand (300,000) held for the purpose of honoring the exercise of the Common Stock Purchase Warrants at an exercise price of $.001 per share (the "Warrant Escrow Shares"), (x) stock certificates (in denominations of 10,000 shares each with restrictive legends), registered in the respective names of the Purchaser, Carey or their assigns representing a number of common shares of the Company equal to Three Hundred Thousand (300,000) shares held for the purpose of honoring the exercise of the Common Stock Purchase Warrants in Sections I (a)(vii) and (viii) hereof (the "Restricted Warrants Shares") (the Debenture Escrow Shares, the Warrant Escrow Shares and the Restricted Warrant Escrow Shares collectively, the "Escrow Shares"), and (xi) bank wiring instructions for transfer of the Purchase Price by the Escrow Agent into an account specified by the Company for such purpose. In addition, upon the execution of this Agreement the Company shall deposit or cause to be deposited with the Escrow Agent an opinion of the Company's counsel addressed to the Purchasers in the form of Exhibit D attached to the Purchase Agreement, the executed power of attorney in the form of Exhibit F attached to the Purchase Agreement and the schedules to the Purchase Agreement (such opinion and schedules being hereinafter referred to as the "Ancillary Closing Documents").

(i) The Purchase Price shall be delivered by the Purchasers to the Escrow Agent by wire transfer to the following account:

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

               Bank of New York
               100 East 42nd Street
               New York, NY 10017
               ABA# 021000018
               Kaplan Gottbetter & Levenson, LLP
               Acct# 6300584649
               Reference: CRSS

(ii) The Debentures, Warrants and Escrow Shares and Ancillary Closing Documents shall be delivered by the Company to the Escrow Agent at its address for notice indicated in Section 6(a)(ii).

(b) Until termination of this Agreement as set forth 'n Section 2, all additional amounts of the Purchase Price paid by or which becomes payable between the Company and the Purchasers shall be deposited with the Escrow Agent.

(c) The Escrow Agent agrees to hold the Consideration and the Purchase Price received by it in accordance with the terms and conditions set forth herein until it has received all of the consideration;

(d) The Purchasers and the Company understand that the Purchase Price delivered to the Escrow Agent pursuant to Section I (a) shall be held in escrow in a non-interest bearing IOLA account until the Closing. The Purchase Price will be returned promptly to the Purchasers if all of the Consideration is not received on or before April 6, 1999. After all of the Consideration has been received by the Escrow Agent, the parties hereto hereby authorize, direct and instruct the Escrow Agent to promptly effect the Closing in accordance with the terms set forth below.

2.      Terms of Escrow.

(a) The Escrow Agent shall hold the Consideration in escrow until the earlier to occur of (i) the receipt by the Escrow Agent of the total amount of the Purchase Price from the Purchaser or (ii) the receipt by the Escrow Agent of a notice, executed by each of the Company and the Purchaser, stating that the Purchase Agreement has been terminated or otherwise directing the disposition of the Consideration.

(b)     If the Escrow Agent receives the items referenced in clause
(i) of Section 2(a) prior to its receipt of the notice referenced in clause
(ii) of Section 2(a), then, the Escrow Agent shall deliver as soon as practicable, but in no event later than three (3) business days, the Debentures, Warrants and the Ancillary Closing Documents executed by the Company to the Purchasers or the holders of the Warrants (the "Warrant Holders") or pursuant to their respective written instructions and shall deliver immediately to the Company the Purchase Price,

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

(c)     If the Escrow Agent receives the notice referenced in clause (ii) of
Section 2(a) prior to its receipt of the items referenced in clause (i) of
Section 2(a), then the Escrow Agent shall promptly deliver the Purchase Price, Debentures, Warrants and Ancillary Closing Documents as specified in such notice. The parties agree that if such notice is silent as to the delivery of such items, the Escrow Agent shall promptly upon receipt of such notice return
(i) the Purchase Price to the Purchasers, (ii) the Debentures and Warrants to the Company and (iii) the Ancillary Closing Documents to the party that delivered the same.

(d) If the Escrow Agent, prior to releasing the Escrow Shares to the Purchaser, receives a notice of objection pursuant to Section 2(e) of this Agreement, then and only then, the Escrow Agent shall continue to hold the Escrow Shares until such time as the Escrow Agent shall receive (1) written instructions jointly executed by the Purchasers and the Company, directing the release of the number of Escrow Shares to the Purchaser, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction directing the Escrow Agent to release the Escrow Shares to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the Escrow Shares into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit any of the Consideration with a court of competent jurisdiction without liability to any party if said dispute is not resolved within thirty (30) days of receipt of any such notice of objection, dispute or otherwise.

(e) At any time, and from time to time during the term of this Agreement, the Purchasers and/or the Warrant Holders may deliver to the Escrow Agent written notice (a "Notice of Conversion" or the "Notice of Exercise") that it has elected to convert the Debentures registered in the names of such Purchasers, in whole or in part, in accordance with the terms of the 91 Debentures (including, without limitation; giving the required notice to the Company and tendering to the Company the Debenture(s) to be converted), or that it has elected to exercise the Warrants registered in the names of such Warrant Holder, in whole or in part, in accordance with the terms of the Warrants (including, without limitation, giving the required notice to the Company and 91 tendering to the Company the Warrant(s) to be exercised), and the Notice of Conversion to be in the form annexed as Exhibit A hereto and the Notice of Exercise to be in the form annexed as Exhibit B hereto. A fee of $350 shall accompany every Notice of Conversion or Notice of Exercise delivered to the Escrow Agent. The Notice of Conversion or Notice of Exercise shall be delivered by the Purchasers or the Warrant Holders, so that they are received by the Escrow Agent by 4:00 p.m. New York Time on the date of Conversion or Exercise. The Escrow Agent shall send the Notice of Conversion or Notice of Exercise to the Company upon receipt via fax by the end of the Business Day. The Notice of Conversion or Notice of Exercise shall specify the number of Escrow Shares to be released by the Escrow Agent. The Company shall have one (1) Business Day from the transmission of the Conversion or Notice of Exercise by the Escrow

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

Agent to object only to the calculation of the number of Escrow Shares to be released. If the Company falls to object to the calculation of the number of Escrow Shares to be released within said time, then the Company shall be deemed to have waived any objections to the calculation of the number of Escrow Shares set forth in the Purchasers' or Warrant Holders' Notice and directed Escrow Agent to release same. It being agreed that the Company's only basis for any objection hereunder shall be to the calculation of the number of Escrowed Shares to be released. In the event of such an objection, the Parties shall have one (1) Business Day to agree on the number of Escrow Shares to be released pursuant to said Conversion or Exercise. In the event that the Parties cannot agree on the number of Escrow Shares to be released in said time, then the Company shall commence a legal action in the appropriate state or federal court in the State and County of New York, within five (5) Business Days of the transmittal of the Notice of Conversion or Notice of Exercise by the Escrow Agent to the Company. If the Company does not commence such legal action within said five (5) Business Days, the Escrow Agent shall release the number of shares stated in the Notice of Conversion or Notice of Exercise to the Purchaser and the Company's objection shall be deemed withdrawn and waived with prejudice. If the Escrow Agent does not receive said objection notice within the time period set forth above from the Company, the Escrow Agent shall release from escrow and deliver to the Purchasers unlegended certificates or instruments representing the number of Escrow Shares issuable to the Purchasers or the Warrant Holders in accordance with such conversion or exercise on the second Business Days from the transmittal to the Company of the Notice of Conversion or the Notice of Exercise. In the event that the certificates evidencing the Escrow Shares held by the Escrow Agent are not in denominations appropriate for such delivery to the Purchasers or the Warrant Holders, the Escrow Agent shall request the Company to cause its transfer agent and registrar to reissue certificates in smaller denominations. The Escrow Agent shall, however, immediately release to the Purchasers or the Warrant Holders certificates representing such lesser number of shares as the denominations in its possession will allow that is closest to but no more than the actual number to be released to the Purchasers or the Warrant Holders. Upon receipt of the reissued shares in lesser denominations from the Company's transfer agent, the Escrow Agent shall release to the Purchasers or the War-rant Holders, the balance of the shares due to the Purchasers or the Warrant Holders.

(f) The Escrow Agent agrees to notify in writing by facsimile the Company each time it releases Escrow Shares to the Purchasers or the Warrant Holders. Until any such release and notification to the Company, the Escrow Shares shall not be deemed to be validly issued and outstanding shares of capital stock of the Company.

(g) The Company agrees that, at any time the conversion price of the Debentures is such that the number of Debenture Escrow Shares is less than 200% of the number of shares of Common Stock that would be needed to satisfy full conversion of all of the Debentures given the then current conversion price (the 'Full Conversion Shares"), upon five (5) days written notice of such circumstance to the Company by the Purchasers and/or Escrow Agent, it will issue additional share certificates, without legend and in the names of each of the Purchasers, and deliver same to the Escrow Agent, such that the new number of Debenture Escrow Shares is equal to 200% of the Full Conversion Shares.

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

3.      Duties and Obligations of the Escrow Agent.

(a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agents duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

(b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

(c) The Escrow Agent shall not be bound in any way by the terms of any their agreement to which the Purchasers and the Company are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or to any other agreement has been complied with by the Purchasers and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or suppression of this Agreement unless the same shall be in writing and signed jointly by each of the Purchasers and the Company, and agreed to in writing by the Escrow Agent.

(d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow or to take certain action, until it shall jointly be directed otherwise in writing by the Purchasers and the Company or by a final judgment of a court of competent jurisdiction.

(e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

(f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings, which may be instituted against it or in respect of the Consideration.

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

(g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Consideration, it may do so by delivering the same to any other escrow agent mutually agreeable to the Purchasers and the Company and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Purchasers and the Company of its desire to so relinquish custody of the Consideration, then the Escrow Agent may do so by delivering the Consideration to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration and this Agreement and the Company and the Purchasers shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

(h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Purchasers or the Company, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Consideration.

(i) The Escrow Agent represents that it is counsel to at least one of the Purchasers. The parties agree that the Escrow Agent's engagement as provided for herein is not and shall not be objectionable for any reason.

(j) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

4.      Fees, Expenses and Commissions.

(a) The Escrow Agent fee of $5,000, and all reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, postage, all outside counsel to the Escrow Agent and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid from the gross proceeds from the sale of the Debentures held in escrow. The Escrow Agent shall retain the sum of $500 from the gross proceeds from the sale of the Debentures for out-of-pocket expenses, and the Company agrees to pay the Escrow Agent any out-of-pocket expenses in excess of the $500, upon receipt of an invoice from the Escrow Agent for such excess amount. The Escrow Agent is directed to pay itself such Escrow Agent fee and out-of pocket expenses in the amount of $500 from the escrow, at Closing.

(b) The document production fee of $5,000 pursuant to the terms of the retainer agreement dated April 6, 1999 among Kaplan Gottbetter & Levenson, LLP ("KGL"), the Company and Lampton, Inc., will be paid to KGL from the funds held in escrow at Closing.

(c) The consulting fee of ten percent (10%) of the Purchase Price pursuant to the terms of the Term Sheet by and between Carey and the Company dated April 2, 1999, will be paid to Carey from the funds in escrow at Closing.

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

5.      Indemnification.

(a) The Purchasers hereby indemnify and hold free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

(b) The Company hereby indemnifies and holds free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by the Purchasers against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

(c) The Purchasers and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, the Purchase Agreement, the Debentures and the Warrants, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

(d) In the Event of any legal action between the Parties to this Agreement to enforce any of its terms, the legal fees of the prevailing Party shall be paid by the Party(ies) who did not prevail.

6.      Miscellaneous.

(a) All Notice of Conversions, Notice of Exercises, Objections, notices, requests, demands and other communications hereunder shall be in writing, sent by telecopier, upon proof of sending thereof to the following addresses:

(1)     If to the Company:

                       Edward Yau
                       CRYS-TEL Telecommunications.com, Inc.
                       820-1 I40 West Pender Street
                       Vancouver, BC
                       Canada V6E 4GI
                          Tel:     (604) 662-3667
                          Fax:     (604) 662-3734

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

With copies to:

                       Kennan E. Kader, Esq.
                       _________________________
                       _________________________
                          Tel:     (619) 232-6545
                          Fax:     (619) 236-8182Edward Yau

                          (ii)     If to the Purchasers:

                          At the fax number set forth in the Purchase Agreement

(iii)   If to the Escrow Agent:

Kaplan Gottbetter & Levenson, LLP
Attn: Adam S. Gottbetter, Esq.
630 Third Avenue, 5th Floor
New York, NY 10017
Tel:     212-983-0532
Fax:     212-983-9210

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

(b) This Agreement shall be construed and enforced in accordance with the law of the State of New York applicable to contracts entered into and performed entirely within New York.

(c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

7.      Termination of Escrow.

This Escrow Agreement shall be in upon the date hereof and shall terminate 91 either pursuant to Section 2(a) or (d) or upon the earlier of (i) the conversion of the full amount of the Debentures and the exercise of the total number of Warrants; or (ii) the Maturity Date of the Debentures. Upon the termination of the Escrow Agreement, the Escrow Agent shall return any unconverted Debenture Escrow Shares or unexercised Warrant Escrow Shares to the Company.

[SIGNATURE PAGE FOLLOWS]

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

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

Escrow Agent:                          The Company:
KAPLAN GOTTBETTER & LEVENSON, LLP.     CRYS-TEL TELECOMMUNICATIONS, INC.
__________________________________     By:  ____________________________
                                            Name:  Edward Yau
                                            Title: President

Purchasers:

LAMPTON, INC.
By:  ____________________________
     Name:
     Title:

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

EXHIBIT A
NOTICE OF CONVERSION
AT THE ELECTION OF HOLDER

(To be executed by the Registered Holder in order to convert the Debenture)

Except as provided by Section 4(b) of the Debenture, the undersigned hereby irrevocably elects to convert the above Debenture No. into shares of Common Stock, $.001 par value per share (the "Common Stock"), of CRYS-TEL Telecommunications.com, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $350 will be charged to the Holder for any conversion by the Escrow Agent. No other fees will be charged to the Holder, except for such transfer taxes, if any.


Conversion calculations:
                                       ________________________________________
                                       Date to Effect Conversion

                                       ________________________________________
                                       Principal Amount of Debentures
                                         to be Converted

                                       ________________________________________
                                       Interest to be Converted

                                       ________________________________________
                                       Applicable Conversion Price (to the
                                       nearest Hundredth

                                       ________________________________________
                                       Number of Shares to be issued upon
                                       Conversion

                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Name

                                       ________________________________________
                                       Address

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

EXHIBIT B

NOTICE OF EXERCISE

1.      The undersigned hereby elects to purchase shares of the Common
Stock $.001 par value per share of CRYS-TEL Telecommunications.com, Inc. at $_____ per share for a total of $_____ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified.

The undersigned represents it is acquiring the shares solely for its own account and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

________________________________________
(Signature)

________________________________________
(Date)

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

FORM OF LEGAL OPINION

[Insert Date]

To the Parties Listed As "Purchasers"
in the "Purchase Agreement"


Re:  __________________________________

Ladies and Gentlemen:

We have acted as legal counsel to _____________ , A ____________ Corporation (the "Company"), in connection with the Convertible Debenture Purchase Agreement, dated as of ______________, among ___________________ (the
"Purchasers") and the Company (the "Purchase Agreement") and the transactions contemplated therein. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement, the Convertible Debenture, the Warrant and the Escrow Agreement.
The Purchase Agreement, the Convertible Debentures, the Warrants and the Escrow Agreement are hereinafter referred to collectively as the "Operative Documents."

In addition to the Purchase Agreement, the Convertible Debenture, the Warrant and the Escrow Agreement, we have examined such other documents, records and legal matters as in our judgment are necessary or appropriate to enable us to render the opinions expressed below, including, without limitation, the Company's Certificate of Incorporation, as amended, as in effect on the date hereof (the "Certificate of Incorporation"), the Company's By-laws [List Other Documents Reviewed](the "Other Documents") (the Other Documents and the Operative Documents collectively referred to as the "Relevant Documents"). We have also relied on the Officer's Certificates and the Secretary's Certificates furnished by officers of the Company as of the date hereof We have without any independent verification relied upon and assumed the accuracy of such certificates as to factual matters and have not attempted to verify independently the statements contained therein; however, nothing has come to our attention that would cause us to question the accuracy of such statements.

We have also relied, without independent verification, on the representations and warranties as to factual matters of the Company and the Purchasers contained in the Operative Documents, the schedules thereto and on the certificates of governmental officials. In all such examinations, we have assumed: (1) the genuineness of signatures of all persons other than the signatures of persons

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
Page 2

signing on behalf of the Company; (ii) the authenticity of all documents submitted to us as originals; (iii) the validity of all applicable laws, statutes, ordinances, rules and regulations, and the proper indexing and accuracy of all records and documents which are public records; and (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed or Photostat copies. We have also assumed, without verification, the legal capacity of each individual who has executed documents or instruments in connection with the transaction contemplated hereby.

We have assumed, without verification, (i) that the parties to the Purchase Agreement and the other instruments and documents executed in connection therewith, other than the Company, have the power (including, without limitation, corporate power where applicable) and authority to enter into and perform the Purchase Agreement and such other instruments and documents,
(ii) the due authorization, execution and delivery by such other parties of the Purchase Agreement and such other instruments and documents, and (iii) that the Purchase Agreement and such other instruments and documents constitute legal, binding obligations of each such other party, enforceable against such other parties in accordance with their respective terms.

Whenever our opinion is stated to be "to our knowledge," or "known to us," that phrase shall mean that, in the course of our representation of the Company, no facts have come to our attention of the attorneys in our firm performing such services, which should give us actual knowledge of the existence or absence of such facts. We have not conducted any review or inquiry or investigation of any type concerning the Company or its affairs in connection with this transaction or in the preparation of this letter other than as set forth specifically herein. No references of knowledge or inquiry or investigation may be drawn from the fact of our representation of the Company.

Our opinion with respect to binding effect and enforceability is subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally, to the effect of generally applicable principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity), and to the enforceability of provisions which may be found by a court to be violations of public policy.

Our opinions are limited to laws, which, in our experience, are normally applicable to general business corporations that are not engaged in regulated business activities and to transactions of type contemplated by the Purchase Agreement (and we have not made any special investigation of any other laws), and we express no opinion as to any laws to which you or the Company may be subject as a result of its or your legal regulatory status.

Our opinions are limited to those expressly stated herein, and no other additional opinions shall be inferred.

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
Page 3

Based upon and subject to the foregoing, we are of the opinion that:

(1) Each of the Company and its Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. To our knowledge, the Company has no subsidiaries other than the Subsidiaries. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each Jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not individually or in the aggregate have a material adverse effect.

(2) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Operative Documents and to otherwise to carry out its obligations thereunder. The execution and delivery of each of the Operative Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Operative Documents has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(3) Immediately prior to the closing of the transactions contemplated by the Operative Documents, there are____________shares of the Company's common stock issued and outstanding. The total authorized capital of the Company is________________ shares of common stock, $______par value, and_______________
shares of stock, $_______ par value.

(4) Each of the Warrants and the Convertible Debentures have been duly authorized and, when paid for in accordance with the terms of the Purchase Agreement and the other Operative Documents, shall have been validly issued, fully paid and nonassessable.

(5) The shares of Common Stock which are issuable upon conversion of the Convertible Debentures (the "Underlying Shares") and upon exercise of the Warrants (the "Warrant Shares") are duly authorized and, when paid for in accordance with the terms of the Debentures or Warrants, as the case may be, shall have been validly issued, fully paid, and nonassessable.

(6) No shares of the common stock, par value $. ___ per share (the "Common Stock"), of the Company are entitled to preemptive or similar rights. Except as specifically disclosed in Schedule 3. I (c) to the Purchase Agreement, there are no outstanding options, warrants, script rights to subscribe to,

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
Page 4

registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Convertible Debentures, and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

(7) Other than the Required Approvals, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court of other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Operative Documents other than filing a Form D with the Securities and Exchange Commission and making the applicable Blue Sky filings under state securities laws, each as contemplated by the Purchasers.

(8) The execution, delivery and performance of and compliance with the terms of the Operative Documents and the issuance of the Debentures, and the Warrants, do not violate any provision of the Certificate of Incorporation or Bylaws or, to our knowledge, any provision of any applicable federal or state law, rule or regulation. To our knowledge, except as disclosed in
Schedule 3. I (e) of the Purchase Agreement, the execution, delivery and performance of and compliance with the Operative Documents and the issuance of the Debentures, and the Warrants have not resulted and will not result in any violation of, or constitute a default under (or an event which with the passage of time or the giving of notice or both would constitute a default under), any contract, agreement, instrument, judgment or decree binding upon the Company and known to us which, individually or in the aggregate, would have a material adverse effect on the business or financial condition of the Company. To the best of our knowledge the business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority the result of which would have a material adverse effect on the business of the Company.

(9) The issuance of the common stock of the Company upon conversion of the Debentures and exercise of the Warrants will be made in reliance upon Rule 504 of Regulation D as promulgated under Securities Act of 1933 (the "33 Act"), and thus will be unrestricted, free trading shares under the federal securities laws, assuming that the Purchaser owns no other shares of the Company's common stock that would cause it to be deemed an "affiliate" as that term is defined in the '33 Act. There have been no changes to applicable SEC rules and regulations which would affect the free transferability of securities issued pursuant to Rule 504, and the Company satisfies all of the terms and conditions required to be met for offers and sales of freely transferable securities pursuant to Rule 504. The Company has not made any sales of its securities within the 12 months prior to the consummation of the transaction contemplated by the Purchase Agreement under Rule 504, in reliance on any exemption from registration under Section 3(b) of the '33 Act, or in violation of Section 5(a) of the '33 Act, except as disclosed in Schedule 3. I (]) of the Purchase

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
Page 5

Agreement. The offer and sale of the Debentures and Warrants are in compliance with the terms and conditions of Rule 504.

These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by any other person.

The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

(a) We have assumed that each of the Purchasers subscribing to the Operative Documents has the legal right, capacity and power to enter into and perform all of its obligations under the Operatives Documents. Furthermore, we have assumed the due authorization by each of the Purchasers of all requisite action and the due execution and delivery of the Operative Documents by each of the Purchasers, and that the Operative Documents are valid, binding and enforceable upon each of the Purchasers.

(b) Our opinions on the binding effect and enforceability of any obligation are subject to limitations resulting from the effects of (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, arrangement and assignment for the benefit of creditors laws and similar laws or judicially developed doctrines, and (ii) general principles of equity, whether applied by a court of law or equity.

(c) We disclaim any opinion as to (i) any provisions in any documents, which purport to waive any procedural due process rights, and (ii) any provisions relating to choice of governing law, which choice may depend upon factual circumstances and the laws of other jurisdictions.

(d) Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge, we are referring to the actual current knowledge of partners and associates of who have had substantive involvement in the representation of the Company in connection with this transaction. We have not undertaken any independent investigation to determine the existence or absence of such facts (and have not caused to be made any review of any court files or indices) and no inferences as to our knowledge concerning such facts should be drawn from the fact that such representation has been undertaken by us.

(e) Our opinions are limited to the matters expressly set forth herein and to laws and facts existing on the date hereof an no opinion is to be implied or inferred beyond the matters expressly so stated.

(f) Our examination of law relevant to the matters covered by this opinion is limited to the General Corporation Law of the States of ________________ and

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
Page 6

the federal law of the United States, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction. To the extent that the governing law with respect to any matters covered by this opinion is the law of any jurisdiction other than the States of______________ or federal law of the United States, we have assumed that the law of such other jurisdiction is identical to_____________ law. We express no opinion as to the effect on the transactions described herein, and in the Operative Documents and the other agreements and materials referred to herein, of the laws of any jurisdiction other than the States of______________ and the federal law of the United States. As members of the bar of the State of______________, we do not purport to be experts on the law of any other State of the United States or the jurisdiction of any foreign country.

This opinion is given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances, which may hereafter come to our attention, or any changes in laws, which may hereafter occur.

Sincerely yours,


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

FORM D

U.S. SECURITIES AND EXCHANGE COMMISION
Washington D.C. 20549
NOTICE OF SALE OF SECURITIES
PURSUANT TO REGULATION D.
SECTION 4(6) AND/OR
UNIFORM LIMITIED OFFERING EXEMTION
--
Federal: Name of Offering [] check if this is an amendment and some has changed, and indicate change.
--
Filing Under (check all that apply)
[]Rule 504 []Rule 505 []Rule 506 []Section 4161 []ULOE
Type of Filing: []New []Amendment
--
BASIC IDENTIFICAITON DATA
--
Enter the information requested about the issuer.
--
Name of Issuer [] check if this is an amendment and name has changed and Indicate change.
                       CRYS-TEL TELECOMMUNICATIONS INC.
                       --------------------------------
--
Address of Executive Offices (Number and street, City, State, Zip Code) Telephone Number (including area code)
            820-1140 W. PENDER STREET, VANCOUVER BC V6E461, CANADA
            ------------------------------------------------------
--
Address of Principal Business Operations (Number, Street, City, State, Zip
Code)  Telephone Number (including area code)
   820-1140 W. Pender Street, Vancouver BC V6E461, Canada     (604) 662-3667
   -------------------------------------------------------   ---------------
--
Brief Description of Business
                     INTERNET TELEPHONY SERVICE PROVIDER.
        SELLING LONG DISTANCE SERVICES AND EQUIPMENT AROUND THE WORLD.
        --------------------------------------------------------------
--
Type of Business Organization
[] corporation                       [] limited partnership, already formed
[] other please specify              [] business trust
[] limited partnership, to be formed
--
Actual or Estimated Date of Incorporation or Organization     Month     Year
                        [] Actual    [] Estimated
Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service Abbreviation for State [ ] CN for Canada: FN for foreign jurisdiction.
--
General Instructions
Federal:

Who must File: All issuers making an offering of securities in reliance on an exemption under Regulation D or Section 4(6). 17 CFR 230.501 or Seq. Or 15 U.S.C. 77
(6).

When to file: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if receive at that address after the date on which it is due, on the date it was mailed by United states registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission. 450 Fifth Street N.W., Washington D.C. 20549

Copies Required: Five (5) copies of this notice must be filed with the SEC. One of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures. Information required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in part C and any material changes from the information previously supplied in parts A and B, Part E and the Appendix need not be filed with the SEC.

Filing Fees; There is no federal filing fee

State:
        This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for exemption a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate state in accordance with state law. The Appendix to the notice constitutes a part of this notice and must be completed.

-ATTENTION-Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicted on the filing of federal notice.

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

FORM D
BASIC IDENTIFICATION DATA
--
Enter the information requested for the following.

-Each promoter of the issuer, if the issuer has been organized within the past five years.

-Each beneficial owner having the power to vote or dispose, or direct the rent or disposition of 107 or more of a class of equity securities of the issuer.

-Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers: and

-Each general and managing partner of partnership issuers.
--
Check Boxes that apply:  [] Promoter  [] Beneficial owner  [] Executive officer
                         [] Director  [] General and/or Managing partner
--
Full Name (Last name first, if individual)
--
Business of Residence Address (Number and Street, City, State,  Zip Code)
--
Check Boxes that apply:  [] Promoter  [] Beneficial owner  [] Executive officer
                         [] Director  [] General and/or Managing partner
--
Full Name (Last name first, if individual)
--
Business of Residence Address (Number and Street, City, State,  Zip Code)
--
Check Boxes that apply:  [] Promoter  [] Beneficial owner  [] Executive officer
                         [] Director  [] General and/or Managing partner
--
Full Name (Last name first, if individual)
--
Business of Residence Address (Number and Street, City, State,  Zip Code)
--
Check Boxes that apply:  [] Promoter  [] Beneficial owner  [] Executive officer
                         [] Director  [] General and/or Managing partner
--
Full Name (Last name first, if individual)
--
Business of Residence Address (Number and Street, City, State,  Zip Code)
--
Check Boxes that apply:  [] Promoter  [] Beneficial owner  [] Executive officer
                         [] Director  [] General and/or Managing partner
--
Full Name (Last name first, if individual)
--
Business of Residence Address (Number and Street, City, State,  Zip Code)
--
Check Boxes that apply:  [] Promoter  [] Beneficial owner  [] Executive officer
                         [] Director  [] General and/or Managing partner
--
Full Name (Last name first, if individual)
--
Business of Residence Address (Number and Street, City, State,  Zip Code)
--
Check Boxes that apply:  [] Promoter  [] Beneficial owner  [] Executive officer
                         [] Director  [] General and/or Managing partner
--
Full Name (Last name first, if individual)
--
Business of Residence Address (Number and Street, City, State,  Zip Code)
--
(Use blank sheet or copy and use additional copies of this sheet, as necessary)

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

FORM D
INFORMATION ABOUT OFFERING

Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering....................................... [] yes  [] no
Answer also in Appendix in Column 2 if filing under ULOE.

What is the minimum investment that will be accepted from any individual?...................................................... $____________

Does the offering permit joint ownership of a single unit?....... [] yes  [] no

Enter the information requested for each person who has been or will be paid or given directly or indirectly any any commission or similar remuneration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with SEC and/or with a state or states, list the names of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may set forth the information for the broker or dealer only.
--
Full Name (Last Name first, if individual)
--
Business or Residence Address (Number and Street, City, State, Zip Code)
--
State in Which Person Listed has solicited or intends to solicit purchases (check all states or check individual states)
(AL)  (AK)  (AZ)  (AR)  (CA)  (CT)  (CO)  (DE)  (DC)  (FL)  (GA)  (HI)  (ID)
(IL)  (IN)  (IA)  (KS)  (KY)  (LA)  (ME)  (MD)  (MA)  (MI)  (MN)  (MA)  (MO)
(MS)  (NE)  (NV)  (NH)  (NJ)  (NM)  (NY)  (NC)  (ND)  (OH)  (OK)  (OR)  (PA)
(RI)  (SC)  (SD)  (TN)  (TX)  (UT)  (VT)  (VA)  (WA)  (WV)  (WS)  (WY)  (PR)
--
Full Name (Last Name first, if individual)
--
Business or Residence Address (Number and Street, City, State, Zip Code)
--
State in Which Person Listed has solicited or intends to solicit purchases (check all states or check individual states)

(AL)  (AK)  (AZ)  (AR)  (CA)  (CT)  (CO)  (DE)  (DC)  (FL)  (GA)  (HI)  (ID)
(IL)  (IN)  (IA)  (KS)  (KY)  (LA)  (ME)  (MD)  (MA)  (MI)  (MN)  (MA)  (MO)
(MS)  (NE)  (NV)  (NH)  (NJ)  (NM)  (NY)  (NC)  (ND)  (OH)  (OK)  (OR)  (PA)
(RI)  (SC)  (SD)  (TN)  (TX)  (UT)  (VT)  (VA)  (WA)  (WV)  (WS)  (WY)  (PR)

Full Name (Last Name first, if individual)
--
Business or Residence Address (Number and Street, City, State, Zip Code)
--
State in Which Person Listed has solicited or intends to solicit purchases (check all states or check individual states)
--
(Use blank sheet, or copy and use additional copies of this sheet as necessary.)

(AL)  (AK)  (AZ)  (AR)  (CA)  (CT)  (CO)  (DE)  (DC)  (FL)  (GA)  (HI)  (ID)
(IL)  (IN)  (IA)  (KS)  (KY)  (LA)  (ME)  (MD)  (MA)  (MI)  (MN)  (MA)  (MO)
(MS)  (NE)  (NV)  (NH)  (NJ)  (NM)  (NY)  (NC)  (ND)  (OH)  (OK)  (OR)  (PA)
(RI)  (SC)  (SD)  (TN)  (TX)  (UT)  (VT)  (VA)  (WA)  (WV)  (WS)  (WY)  (PR)

-------------------------------------------------------------------------------

Crys*Tel
820-1140 West Pender Street, Vancouver, BC V6E 4G1
(604) 662-3667, Fax (604) 662-3734


April 6th, 1999


Attention:  Ms. Lorraine Brightnon-Smith
            Interwest Transfer Company
            (801) 272-9294
            (801) 277-3147


Dear Lorraine:

We will need the following certificates to be issued and due to the 504 deadlines we will need them put on a 24 Hour Rush.

Please create the following share certificates with no restrictions:

1,200,00 common shares @ 10,000 shares/certificates = 120 certificates


Issued to:

Lampton, Inc.
P.O. Box 35400
Suite 500
Atlanta, Georgia 30326
Phone:  972-529-3901


These certificates must be overnighted to: Ms. Susan Cohen
                                           Kaplan, Gottbetter, & Levenson, Ltd.
                                           630- 3rd Floor
                                           New York, NY  10017
                                           (212) 983-0532

We appreciate your assistance and understanding with regards to our deadlines.

Sincerely



Mike Hanson
COO
Cry-Tel Telecommunications

-------------------------------------------------------------------------------

FORM D

OFFERING PRICE. NUMBER OF INVESTORS. EXPENSES AND USE OF PROCEEDS.

1. Enter the aggregate-offering price of securities included in this offering and the total amount already sold. Enter "0" if answer is none or zero if the transaction is an exchange offering, check this box ? and indicate in the columns below the amounts of the securities offered for exchange and already exchanged.
                                                  Aggregate       Already
Type of Security                                   Amount     Offering Price
Sold ......................................     $__________   $_____________
Equity.....................................     $__________   $_____________
[] Common     [] Preferred
Convertible Securities (including warrants)     $__________   $_____________
Partnership Interests......................     $__________   $_____________
Other (Specify_______________).............     $__________   $_____________
Total......................................     $__________   $_____________
     Answer also in Appendix, column 3, if filing under ULOE.

2. Enter the number of accredited and non-accredited investors who have purchased securities in this offering and the aggregate dollar amounts of their purchases. For offerings under Rule 504 indicate the number of persons who have purchased securities and the aggregate dollar amount of their purchases on the total lines.
                                                  Number         Aggregate
                                                 Investors     Dollar Amount
                                                               of  Purchases
Accredited Investors.......................     ___________   $_____________

Non-accredited Investors...................     ___________   $_____________

Total (for filings under Rule 504 only)....     ___________   $_____________
     Answer also in Appendix. Column 4 if filing under ULEO.

3. If this filing is for an offering under Rule 5.3 or 505. Enter the information requested for all securities sold by the issuer to date in offerings of the types indicated in the twelve (12) months prior to the first sale of securities in this offering. Classify securities by type listed in Part C - Question 1.
                                                  Type of     Dollar amount
Type of offering     Security     Sold
Rule 505...................................     ___________   $_____________

Regulation A...............................     ___________   $_____________

Rule 504...................................     ___________   $_____________

Total......................................     ___________   $_____________

4. a. Furnish a statement of all expenses in connection with the finance and distribution of the securities in this offering. Exclude amounts relating solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an expenditure is not known furnish an estimate and check the box to the left of the estimate.
Transfer Agent's Fees...................................   [] $_____________
Printing and Engraving .................................   [] $_____________
Legal Fees..............................................   [] $_____________
Accounting Fees.........................................   [] $_____________
Engineering Fees........................................   [] $_____________
Sales and Commission (specify finders' fees separately).   [] $_____________
Other Expenses (identify)...............................   [] $_____________
Total...................................................   [] $_____________

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

FORM D
OFFERING PRICE. NUMBER OF INVESTORS. EXPENSES AND USE OF PROCEEDS

        b. enter the differences between the aggregate offering price given in response to Part C - Question 1 and total expenses furnished in response to Part C. Question 4a. This difference is the adjusted gross proceeds to the
issuer..................................................      $_____________

5. Indicate below the amount of the adjusted gross proceeds to the issuer used or proposed to be used for each of the purposes shown. If the amount for any purpose is not known, furnish an estimate and check the box to the left of the estimate. The total of the payments listed must equal the adjusted gross proceeds to the issuer set forth in response to Part C.- 4b. above.

                                        Payments to
                                    Officers  Directors &    Payments to
                                         Affiliates            Others

Salaries and fees................... [] $___________       [] $___________

Purchase of real estate............. [] $___________       [] $___________

Purchase, rental or leasing and installation of machinery and equipment
 .................................... [] $___________       [] $___________

Construction or leasing of plant buildings and facilities
                 ................... [] $___________       [] $___________

Acquisition of other businesses (including the value of securities involved in this offer that may be used in exchange for the assets or securities of another
pursuant to a merger) .............. [] $___________       [] $___________

Repayment of Indebtedness........... [] $___________       [] $___________

Working capital..................... [] $___________       [] $___________

Other (specify)  _________________________________________________________

 .................................... [] $___________       [] $___________
 .................................... [] $___________       [] $___________

Column Totals....................... [] $___________       [] $___________

Total Payments Listed (column totals added)
 .................................... [] $___________       [] $___________

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

FEDERAL SIGNATURE
The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitutes an undertaking by the issuer to furnish to the U.S. Securities and Exchange Commission, upon written request of his staff the information furnished by the issuer to any no-accredited investor pursuant to paragraph (bx2) of Rule 502.

  Issuer (print or type)            Signature                    Date
  _______________________    _______________________    _______________________

      Name of Signer            Title of  Signer
     (print or  type)            (print or type)
  _______________________    _______________________    _______________________

-ATTENTION-
Intentional misstatements or omissions of fact constitute federal criminal violations. (See18 U.S.C. 1001.)

-------------------------------------------------------------------------------

ESCROW AGREEMENT

ESCROW AGREEMENT (this "Agreement"), dated as of April 6, 1999, by and among CRYS-TEL Telecommunications.com, Inc., a Florida corporation (the "Company"), Kaplan Gottbetter & Levenson, LLP (the "Escrow Agent") and the parties who have executed this Agreement as the Purchaser on the last page hereof (individually, the "Purchaser" and collectively, the "Purchasers") and J.P. Carey, Inc. ("Carey").

Recitals

A. Simultaneously with the execution of this Agreement, the Purchasers have entered into a Convertible Debenture and Warrant Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") incorporated herein by reference, pursuant to which the Purchasers have agreed to purchase certain debentures (the "Debentures") of the Company.

B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the Purchase Price (as defined in the Purchase Agreement) to be paid for the Debentures and the delivery of one or more debentures representing the Debentures registered in the names of the Purchasers as set forth in the Purchase Agreement (the "Debentures" and, together with the Ancillary Closing Documents (as defined below), of one or more warrants representing the Warrants registered in the name of the Purchasers and Carey or their assigns as set forth in the Purchase Agreement (the "Warrants") and with respect to shares to be issued by the Company in respect of conversion of the Debentures or the exercise of the Warrants, (the Purchase Agreement, Debenture, Ancillary Closing Documents and Warrants collectively, referred to as the "Consideration").

C. Upon the closing of the transaction contemplated by the Purchase Agreement (the "Closing") and the occurrence of an event described in Section 2 below, the Escrow Agent shall cause the distribution of the Purchase Price, Ancillary Closing Documents, the Debentures and the Warrants in accordance with the terms of this Agreement.

D. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

NOW, THEREFORE, IT IS AGREED:

1.      Deposit of Consideration.

(a) Upon execution of this Agreement the Purchasers shall deposit with the Escrow Agent a copy of the Purchase Agreement, and this Escrow Agreement or a counterpart thereof, each executed by the Purchasers, and the Purchase Price. Upon execution of this Agreement

-------------------------------------------------------------------------------

The Company shall deliver to the Escrow Agent (i) the Purchase Agreement or a counterpart thereof signed by the Company, (ii) this Escrow Agreement or a counterpart thereof signed by the Company, (iii) certificates (in denominate s previously given to the Company's transfer agent and free of any restrictive legends) registered in the names of the Purchasers, as set forth in Schedule I to the Purchase Agreement, representing a number of common shares of the Company equal to One Million Two Hundred Thousand (1,200,000), held for the purpose of honoring conversions by the Purchasers of the Debentures (the "Debenture Escrow Shares"), rounded up to the nearest Ten Thousand (10,000) shares, (iv) the Debentures, registered in the names of the Purchasers,
(v) Common Stock Purchase Warrants, for the purchase of Two Hundred Thousand (200,000) shares at an exercise price of $.001 per share, registered in the name of the Purchaser or its assigns, (vi) Common Stock Purchase Warrants for the purchase of One Hundred Thousand (I 00,000) shares, at an exercise price of $.001 per share, registered in the name of Carey or its assigns, (vii) two (2) Common Stock Purchase Warrants for the purchase of One Hundred Thousand (100,000) shares each, at an exercise price of $1.00 per share and $2.50 per share, respectively, registered in the name of the Purchaser or its assigns;
(viii) Common Stock Purchase Warrants for the purchase of One Hundred Thousand (100,000) shares, at an exercise price of $1.45 per share registered in the name of Carey or its assigns; (ix) stock certificates (in denominations of 10,000 shares each, free of any restrictive legends) registered in the respective names of the Purchaser, Carey or their assigns representing a number of common shares of the Company equal to Three Hundred Thousand (300,000) held for the purpose of honoring the exercise of the Common Stock Purchase Warrants at an exercise price of $.001 per share (the "Warrant Escrow Shares"),
(x) stock certificates (in denominations of 10,000 shares each with restrictive legends), registered in the respective names of the Purchaser, Carey or their assigns representing a number of common shares of the Company equal to Three Hundred Thousand (300,000) shares held for the purpose of honoring the exercise of the Common Stock Purchase Warrants in Sections I (a)(vii) and (viii) hereof (the "Restricted Warrants Shares") (the Debenture Escrow Shares, the Warrant Escrow Shares and the Restricted War-rant Escrow Shares collectively, the "Escrow Shares"), and (xi) bank wiring instructions for transfer of the Purchase Price by the Escrow Agent into an account specified by the Company for such purpose. In addition, upon the execution of this Agreement the Company shall deposit or cause to be deposited with the Escrow Agent an opinion of the Company's counsel addressed to the Purchasers in the form of Exhibit D attached to the Purchase Agreement, the executed power of attorney in the form of Exhibit F attached to the Purchase Agreement and the schedules to the Purchase Agreement (such opinion and schedules being hereinafter referred to as the "Ancillary Closing Documents").

(i) The Purchase Price shall be delivered by the Purchasers to the Escrow Agent by wire transfer to the following account:

               Bank of New York
               100 East 42nd Street
               New York, NY 10017
               ABA# 021000018
               Kaplan Gottbetter & Levenson, LLP
               Acct# 6300584649
               Reference: CRSS

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

(ii) The Debentures, Warrants and Escrow Shares and Ancillary Closing Documents shall be delivered by the Company to the Escrow Agent at its address for notice indicated in Section 6(a)(ii).

(b) Until termination of this Agreement as set forth 'n Section 2, all additional amounts of the Purchase Price paid by or which becomes payable between the Company and the Purchasers shall be deposited with the Escrow Agent.

(c) The Escrow Agent agrees to hold the Consideration and the Purchase Price received by it in accordance with the terms and conditions set forth herein until it has received all of the consideration;

(d) The Purchasers and the Company understand that the Purchase Price delivered to the Escrow Agent pursuant to Section I (a) shall be held in escrow in a non-interest bearing IOLA account until the Closing. The Purchase Price will be returned promptly to the Purchasers if all of the Consideration is not received on or before April 6, 1999. After all of the Consideration has been received by the Escrow Agent, the parties hereto hereby authorize, direct and instruct the Escrow Agent to promptly effect the Closing in accordance with the terms set forth below.

2.      Terms of Escrow.

(a) The Escrow Agent shall hold the Consideration in escrow until the earlier to occur of (i) the receipt by the Escrow Agent of the total amount of the Purchase Price from the Purchaser or (ii) the receipt by the Escrow Agent of a notice, executed by each of the Company and the Purchaser, stating that the Purchase Agreement has been terminated or otherwise directing the disposition of the Consideration.

(b)     If the Escrow Agent receives the items referenced in clause (i) of
Section 2(a) prior to its receipt of the notice referenced in clause (ii) of
Section 2(a), then, the Escrow Agent shall deliver as soon as practicable, but in no event later than three (3) business days, the Debentures, Warrants and the Ancillary Closing Documents executed by the Company to the Purchasers or the holders of the Warrants (the "Warrant Holders") or pursuant to their respective written instructions and shall deliver immediately to the Company the Purchase Price,

(c)     If the Escrow Agent receives the notice referenced in clause (ii) of
Section 2(a) prior to its receipt of the items referenced in clause (i) of
Section 2(a), then the Escrow Agent shall promptly deliver the Purchase Price, Debentures, Warrants and Ancillary Closing Documents as specified in such notice. The parties agree that if such notice is silent as to the delivery of such items, the Escrow Agent shall promptly upon receipt of such notice return
(i) the Purchase Price to the Purchasers, (ii) the Debentures and Warrants to the Company and (iii) the Ancillary Closing Documents to the party that delivered the same.

-------------------------------------------------------------------------------

(d) If the Escrow Agent, prior to releasing the Escrow Shares to the Purchaser, receives a notice of objection pursuant to Section 2(e) of this Agreement, then and only then, the Escrow Agent shall continue to hold the Escrow Shares until such time as the Escrow Agent shall receive (1) written instructions jointly executed by the Purchasers and the Company, directing the release of the number of Escrow Shares to the Purchaser, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction directing the Escrow Agent to release the Escrow Shares to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the Escrow Shares into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit any of the Consideration with a court of competent jurisdiction without liability to any party if said dispute is not resolved within thirty (30) days of receipt of any such notice of objection, dispute or otherwise.

(e) At any time, and from time to time during the term of this Agreement, the Purchasers and/or the Warrant Holders may deliver to the Escrow Agent written notice (a "Notice of Conversion" or the "Notice of Exercise") that it has elected to convert the Debentures registered in the names of such Purchasers, in whole or in part, in accordance with the terms of the Debentures (including, without limitation; giving the required notice to the Company and tendering to the Company the Debenture(s) to be converted), or that it has elected to exercise the Warrants registered in the names of such Warrant Holder, in whole or in part, in accordance with the terms of the Warrants (including, without limitation, giving the required notice to the Company and tendering to the Company the Warrant(s) to be exercised), and the Notice of Conversion to be in the form annexed as Exhibit A hereto and the Notice of Exercise to be in the form annexed as Exhibit B hereto. A fee of $350 shall accompany every Notice of Conversion or Notice of Exercise delivered to the Escrow Agent. The Notice of Conversion or Notice of Exercise shall be delivered by the Purchasers or the Warrant Holders, so that they are received by the Escrow Agent by 4:00 p.m. New York Time on the date of Conversion or Exercise. The Escrow Agent shall send the Notice of Conversion or Notice of Exercise to the Company upon receipt via fax by the end of the Business Day. The Notice of Conversion or Notice of Exercise shall specify the number of Escrow Shares to be released by the Escrow Agent. The Company shall have one (1) Business Day from the transmission of the Conversion or Notice of Exercise by the Escrow Agent to object only to the calculation of the number of Escrow Shares to be released. If the Company falls to object to the calculation of the number of Escrow Shares to be released within said time, then the Company shall be deemed to have waived any objections to the calculation of the number of Escrow Shares set forth in the Purchasers' or Warrant Holders' Notice and directed Escrow Agent to release same. It being agreed that the Company's only basis for any objection hereunder shall be to the calculation of the number of Escrowed Shares to be released. In the event of such an objection, the Parties shall have one (1) Business Day to agree on the number of Escrow Shares to be released pursuant to said Conversion or Exercise. In the event that the Parties cannot agree on the number of Escrow Shares to be released in said time, then the Company shall commence a legal action in the appropriate state or federal court in the State and County of New York, within five (5) Business Days of the transmittal of the Notice of Conversion or Notice of Exercise by the Escrow Agent to the Company. If the Company does not commence such legal action within said five (5) Business Days, the Escrow Agent shall release the number of shares stated in the Notice of Conversion or Notice of Exercise to the

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Purchaser and the Company's objection shall be deemed withdrawn and waived with prejudice. If the Escrow Agent does not receive said objection notice within the time period set forth above from the Company, the Escrow Agent shall release from escrow and deliver to the Purchasers unlegended certificates or instruments representing the number of Escrow Shares issuable to the Purchasers or the Warrant Holders in accordance with such conversion or exercise on the second Business Days from the transmittal to the Company of the Notice of Conversion or the Notice of Exercise. In the event that the certificates evidencing the Escrow Shares held by the Escrow Agent are not in denominations appropriate for such delivery to the Purchasers or the Warrant Holders, the Escrow Agent shall request the Company to cause its transfer agent and registrar to reissue certificates in smaller denominations. The Escrow Agent shall, however, immediately release to the Purchasers or the Warrant Holders certificates representing such lesser number of shares as the denominations in its possession will allow that is closest to but no more than the actual number to be released to the Purchasers or the Warrant Holders. Upon receipt of the reissued shares in lesser denominations from the Company's transfer agent, the Escrow Agent shall release to the Purchasers or the War-rant Holders, the balance of the shares due to the Purchasers or the Warrant Holders.

(f) The Escrow Agent agrees to notify in writing by facsimile the Company each time it releases Escrow Shares to the Purchasers or the Warrant Holders. Until any such release and notification to the Company, the Escrow Shares shall not be deemed to be validly issued and outstanding shares of capital stock of the Company.

(g) The Company agrees that, at any time the conversion price of the Debentures is such that the number of Debenture Escrow Shares is less than 200% of the number of shares of Common Stock that would be needed to satisfy full conversion of all of the Debentures given the then current conversion price (the 'Full Conversion Shares"), upon five (5) days written notice of such circumstance to the Company by the Purchasers and/or Escrow Agent, it will issue additional share certificates, without legend and in the names of each of the Purchasers, and deliver same to the Escrow Agent, such that the new number of Debenture Escrow Shares is equal to 200% of the Full Conversion Shares.

3.      Duties and Obligations of the Escrow Agent.

(a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agents duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence.

(b) The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

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

(c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Purchasers and the Company are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Purchasers and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or suppression of this Agreement unless the same shall be in writing and signed jointly by each of the Purchasers and the Company, and agreed to in writing by the Escrow Agent.

(d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow or to take certain action, until it shall jointly be directed otherwise in writing by the Purchasers and the Company or by a final judgment of a court of competent jurisdiction.

(e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

(f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings, which may be instituted against it or in respect of the Consideration.

(g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Consideration, it may do so by delivering the same to any other escrow agent mutually agreeable to the Purchasers and the Company and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Purchasers and the Company of its desire to so relinquish custody of the Consideration, then the Escrow Agent may do so by delivering the Consideration to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law. The fee of any court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Consideration and this Agreement and the Company and the Purchasers shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

(h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Purchasers or the Company, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Consideration.

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

(i) The Escrow Agent represents that it is counsel to at least one of the Purchasers. The parties agree that the Escrow Agent's engagement as provided for herein is not and shall not be objectionable for any reason.

(j) Upon the performance of this Agreement, the Escrow Agent shall be deemed released and discharged of any further obligations hereunder.

4.      Fees, Expenses and Commissions.

(a) The Escrow Agent fee of $5,000, and all reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, postage, all outside counsel to the Escrow Agent and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid from the gross proceeds from the sale of the Debentures held in escrow. The Escrow Agent shall retain the sum of $500 from the gross proceeds from the sale of the Debentures for out-of-pocket expenses, and the Company agrees to pay the Escrow Agent any out-of-pocket expenses in excess of the $500, upon receipt of an invoice from the Escrow Agent for such excess amount. The Escrow Agent is directed to pay itself such Escrow Agent fee and out-of pocket expenses in the amount of $500 from the escrow, at Closing.

(b) The document production fee of $5,000 pursuant to the terms of the retainer agreement dated April 6, 1999 among Kaplan Gottbetter & Levenson, LLP ("KGL"), the Company and Lampton, Inc., will be paid to KGL from the funds held in escrow at Closing.

(c) The consulting fee of ten percent (10%) of the Purchase Price pursuant to the terms of the Term Sheet by and between Carey and the Company dated April 2, 1999, will be paid to Carey from the funds in escrow at Closing.

5.      Indemnification.

(a) The Purchasers hereby indemnify and hold free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amounts paid in settlement) resulting from claims asserted by the Company against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

(b) The Company hereby indemnifies and holds free and harmless Escrow Agent from any and all losses, expenses, liabilities and damages (including but not limited to reasonable attorney's fees, and amount paid in settlement) resulting from claims asserted by the Purchasers against Escrow Agent with respect to the performance of any of the provisions of this Agreement.

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(c)     The Purchasers and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, the Purchase Agreement, the Debentures and the Warrants, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall not be entitled to any indemnity for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence.

(d) In the Event of any legal action between the Parties to this Agreement to enforce any of its terms, the legal fees of the prevailing Party shall be paid by the Party(ies) who did not prevail.

6.      Miscellaneous.

(a) All Notice of Conversions, Notice of Exercises, Objections, notices, requests, demands and other communications hereunder shall be in writing, sent by telecopier, upon proof of sending thereof to the following addresses:

(i)     If to the Company:

        Edward Yau
        CRYS-TEL Telecommunications.com, Inc.
        820-1140 West Pender Street
        Vancouver, BC
        Canada V6E 4G1
        Tel:     (604) 662-3667
        Fax:     (604) 662-3734


        With copies to:

        Kennan E. Kader, Esq.
        _____________________
        _____________________
        Tel:     (619) 232-6545
        Fax:     (619) 236-8182

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(ii)    If to the Purchasers:

        At the fax number set forth in the Purchase Agreement

(iii)   If to the Escrow Agent:

        Kaplan Gottbetter & Levenson, LLP
        Attn: Adam S. Gottbetter, Esq.
        630 Third Avenue, 5' Floor
        New York, NY 100 1 7
        Tel:     212-983-0532
        Fax:     212-983-9210

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

(b) This Agreement shall be construed and enforced in accordance with the law of the State of New York applicable to contracts entered into and performed entirely within New York.

(c) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

7.      Termination of Escrow.

This Escrow Agreement shall be in upon the date hereof and shall terminate 91 either pursuant to Section 2(a) or (d) or upon the earlier of (i) the conversion of the full amount of the Debentures and the exercise of the total number of Warrants; or (ii) the Maturity Date of the Debentures. Upon the termination of the Escrow Agreement, the Escrow Agent shall return any unconverted Debenture Escrow Shares or unexercised Warrant Escrow Shares to the Company.

[SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.


Escrow Agent:                          The Company:
KAPLAN GOTTBETTER & LEVENSON, LLP.     CRYS-TEL TELECOMMUNICATIONS, INC.
__________________________________     By:  ____________________________
                                            Name:  Edward Yau
                                            Title: President

Purchasers:

J.P. Carey, Inc.                       LAMPTON, INC.
By:  ____________________________      By:  ____________________________
     Name:                                  Name:
     Title:                                 Title:

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EXHIBIT A
NOTICE OF CONVERSION
AT THE ELECTION OF HOLDER

(To be executed by the Registered Holder in order to convert the Debenture)

Except as provided by Section 4(b) of the Debenture, the undersigned hereby irrevocably elects to convert the above Debenture No. into shares of Common Stock, $.001 par value per share (the "Common Stock"), of CRYS-TEL Telecommunications.com, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. A fee of $350 will be charged to the Holder for any conversion by the Escrow Agent. No other fees will be charged to the Holder, except for such transfer taxes, if any.


Conversion calculations:
                                       ________________________________________
                                       Date to Effect Conversion

                                       ________________________________________
                                       Principal Amount of Debentures
                                         to be Converted

                                       ________________________________________
                                       Interest to be Converted

                                       ________________________________________
                                       Applicable Conversion Price (to the
                                       nearest Hundredth

                                       ________________________________________
                                       Number of Shares to be issued upon
                                       Conversion

                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Name

                                       ________________________________________
                                       Address

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ESCROW AGREEMENT

ESCROW AGREEMENT (this "Agreement"), dated as of April 6, 1999, by and among CRYS-TEL Telecommunications.com, Inc., a Florida corporation (the "Company"), Kaplan Gottbetter & Levenson, LLP (the "Escrow Agent") and the parties who have executed this Agreement as the Purchaser on the last page hereof (individually, the "Purchaser" and collectively, the "Purchasers") and J.P. Carey, Inc. ("Carey").

Recitals

A. Simultaneously with the execution of this Agreement, the Purchasers have entered into a Convertible Debenture and Warrant Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") incorporated herein by reference, pursuant to which the Purchasers have agreed to purchase certain debentures (the "Debentures") of the Company.

B. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the Purchase Price (as defined in the Purchase Agreement) to be paid for the Debentures and the delivery of one or more debentures representing the Debentures registered in the names of the Purchasers as set forth in the Purchase Agreement (the "Debentures" and, together with the Ancillary Closing Documents (as defined below), of one or more warrants representing the Warrants registered in the name of the Purchasers and Carey or their assigns as set forth in the Purchase Agreement (the "Warrants") and with respect to shares to be issued by the Company in respect of conversion of the Debentures or the exercise of the Warrants, (the Purchase Agreement, Debenture, Ancillary Closing Documents and Warrants collectively, referred to as the "Consideration").

C. Upon the closing of the transaction contemplated by the Purchase Agreement (the "Closing") and the occurrence of an event described in Section 2 below, the Escrow Agent shall cause the distribution of the Purchase Price, Ancillary Closing Documents, the Debentures and the Warrants in accordance with the terms of this Agreement.

D. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

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EXHIBIT B

NOTICE OF EXERCISE

1. The undersigned hereby elects to purchase _____ shares of the Common Stock $.001 par value per share of CRYS-TEL Telecommunications.com, Inc. at $.____ per share for a total of $_____and pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified.

The undersigned represents it is acquiring the shares solely for its own account and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                                       ________________________________________
                                                     (Signature)

                                       ________________________________________
                                                        (Date)

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